UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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EQUITABLE HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 20, 2020. Meeting Information EQUITABLE HOLDINGS, INC. Meeting Type: Annual Meeting For holders as of: March 23, 2020 Date: May 20, 2020 Time: 8:00 AM, EDT Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/EQH2020. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/EQH2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). EQUITABLE HOLDINGS, INC. 1290 AVENUE OF THE AMERICAS You are receiving this communication because you hold shares in NEW YORK, NY 10104 the company named above. ATTN: JESSICA OLICH This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. P36735 proxy See the materials reverse and side voting of this instructions. notice to obtain D03206 -

How to Access the Proxy Materials Before You Vote Proxy Materials Available to VIEW or RECEIVE: 1. How ANNUAL to View REPORT Online: 2. PROXY STATEMENT Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 6, 2020 to facilitate timely delivery. Please Choose One of the Following Voting Methods How To Vote Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: P36735 Go to www.virtualshareholdermeeting.com/EQH2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. - Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. D03207 Vote By Telephone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card and instructions on how to vote by telephone.

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of eight directors for a one-year term ending at the 2021 Annual Meeting of Stockholders; Nominees: 01) Daniel G. Kaye 05) Mark Pearson 02) Joan Lamm-Tennant 06) Bertram L. Scott 03) Kristi A. Matus 07) George Stansfield 04) Ramon de Oliveira 08) Charles G.T. Stonehill The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2020; 3. Advisory vote to approve the compensation paid to the Company’s named executive officers; and 4. Approval of an amendment of the Equitable Holdings, Inc. 2019 Omnibus Incentive Plan. NOTE: Any such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. - P36735 D03208

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